UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 20, 2024
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Credit Agreement
On December 20, 2024, Fox Factory Holding Corp., a Delaware corporation (the “Company”), entered into the Fourth Amendment (“Fourth Amendment”) to the Credit Agreement, dated as of April 5, 2022 (as amended pursuant to that certain First Incremental Facility Amendment, dated as of November 14, 2023, that certain Second Amendment to Credit Agreement and First Amendment to Guaranty and Security Agreement, dated as of June 5, 2024, that certain Third Amendment to Credit Agreement, dated as of July 31, 2024, and as further amended, restated, supplemented, replaced, increased, refinanced or otherwise modified from time to time, the “Credit Agreement”), among the Company, Wells Fargo Bank, National Association, as administrative agent (the “Agent”), and a group of lenders (collectively, the “Lenders”). Terms not otherwise defined below will have the meaning as set forth in the Fourth Amendment.
The Fourth Amendment, among other things, amends the Credit Agreement to amend the Consolidated Net Leverage Ratio and Consolidated Interest Coverage Ratio financial covenants to provide additional flexibility to the Company, includes a new definition for a “Covenant Relief Period,” and modifies certain negative covenants, including incorporating limits on certain investments and acquisitions, during such Covenant Relief Period.
The foregoing summary of the material terms and conditions of the Fourth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Fourth Amendment which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Fourth Amendment to the Credit Agreement, dated December 20, 2024, among Fox Factory Holding Corp., Wells Fargo Bank, National Association, and other financial institutions party thereto.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	December 20, 2024	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer